ACCOUNTING STANDARDS AND BASIS OF PREPARATION - Cash and Cash Equivalents (Detail) - ARS ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
ACCOUNTING STANDARDS AND BASIS OF PREPARATION
Cash and due from banks	$ 32,574,118	$ 55,357,647	$ 54,256,477
Debt securities at fair value through profit or loss	10,403,747	2,820,500	1,168,228
Money Market Funds	1,750,600	1,393,271	1,982,765
Cash and cash equivalents	$ 44,728,465	$ 59,571,418	$ 57,407,470